AMENDMENT TO RESTATED AND AMENDED PURCHASE AGREEMENT



         This Amendment to Restated and Amended Purchase Agreement ("Amendment") is made by and between MICROAGE COMPUTER CENTERS, INC. ("MCCI"), MICROAGE SOLUTIONS, INC. ("MAS"), MCSA, INC. ("MCSA"), MCSZ, INC. ("MCSZ"), MCSJ, INC. ("MCSJ"), MCSP, INC. ("MCSP"), MCSQ, INC. ("MCSQ"), MCST, INC. ("MCST"), MCSR, INC. ("MCSR"), MCSS, INC. ("MCSS"), MICROAGE LOGISTICS SERVICES, INC. ("MLS"), COMPLETE DISTRIBUTION, INC. ("CDI"), MICROAGE INFOSYSTEMS SERVICES, INC. ("MIS"), ADVANCED SYSTEMS CONSULTANTS, INC. ("ASC"), PCCLEARANCE, INC. ("PC"), IMAGE CHOICE, INC. ("Image"), and MCSY, INC. ("MCSY") (individually and collectively, "Seller"), the affiliates of Seller listed in the third Recital hereto, and DEUTSCHE FINANCIAL SERVICES CORPORATION ("Purchaser") as of April 30, 1998.

         WHEREAS, Purchaser and Seller entered into that certain Restated and Amended Purchase Agreement, dated as of August 3, 1995, as amended (the "Purchase Agreement"); and

         WHEREAS, certain entities comprising the Seller desire to participate in the corporate restructuring described on Exhibit A attached hereto (the "Restructuring"); and

         WHEREAS, Pinacor, Inc. ("Pinacor"), Cass Marketing Services, Inc. ("Cass"), Advanced Information Services, Inc. ("AIS"), Margre, Inc. ("Margre"), Plus Fours, Inc. ("Plus"), Integrated Solutions Incorporated ("ISI"), WASH Data, Inc. ("WASH"), N Corporation ("N"), CAL Data, Inc. ("CAL"), Gaines Computer, Inc. ("Gaines"), KNB, Inc. ("KNB"), Pride Technologies, Inc. ("Pride"), Access MicroSystems, Inc. ("Access"), and Micro Retailing, Inc. ("MicroRetailing") are affiliates of Seller and will be creating accounts receivable which they desire to sell to Purchaser; and

         WHEREAS, Seller, Purchaser, Pinacor, Cass, AIS, Margre, Plus, ISI, WASH, N, CAL, Gaines, KNB, Pride, Access, and MicroRetailing believe that it is in their best interests to make Pinacor, Cass, AIS, Margre, Plus, ISI, WASH, N, CAL, Gaines, KNB, Pride, Access, and MicroRetailing parties to the Purchase Agreement as additional Sellers thereunder; and

         WHEREAS, ASC, MAS, MCSJ, MCSP, MCSQ, MCST, MCSR, MCSY, and MCSZ are being merged out of existence in the Restructuring and are not and will not be generating accounts receivable; and

         WHEREAS, MIS, MCSS and PC are no longer generating accountants receivable; and

         WHEREAS, Seller desires the consent of Purchaser to the Restructuring and in connection therewith to amend the Purchase Agreement in the manner hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows (except as otherwise defined herein, all capitalized terms will have the same meanings set forth in the Purchase Agreement):

         1.  Seller   represents  and  warrants  to  Purchaser  that  Exhibit  A completely and accurately describes the Restructuring. The Purchaser hereby consents to the Restructuring.

         2. MIS, MCSS, and PC are hereby released from all obligations under the Purchase Agreement, such parties agree that no accounts receivable generated by them will appear on any assignment schedule delivered pursuant to the Purchase Agreement, and such parties shall no longer be party to the Purchase Agreement.

         3. Pinacor, Cass, AIS, Margre, Plus, ISI, WASH, N, CAL, Gaines, KNB, Pride, Access, and MicroRetailing are hereby made parties to the
         Purchase Agreement, and all references to "Seller" in the Purchase Agreement shall be deemed to be references to MCCI, MCSA, MLS, CDI, and Image (collectively, the "Original Seller"), Pinacor, CASS, AIS, Margre, Plus, ISI, WASH, N, CAL, Gaines, KNB, Pride, Access and MicroRetailing, acting jointly and severally. Pinacor, Cass, AIS, Margre, Plus, ISI, WASH, N, CAL, Gaines, KNB, Pride, Access, and MicroRetailing hereby expressly assume, on a joint and several basis, all obligations of Original Seller under the Purchase Agreement, including, without limitation, all obligations regarding fees and other amounts payable to Purchaser under letter agreements executed by Original Seller and Purchaser in connection with the Purchase
         Agreement. Nothing herein shall be deemed to release any Original Seller from any such obligations. Original Seller, Pinacor, Cass, AIS, Margre, Plus, ISI, WASH, N, CAL, Gaines, KNB, Pride, Access, and
         MicroRetailing hereby affirm all representations, warranties and repurchase obligations of Original Seller in the Purchase Agreement, in connection with Accounts sold by Original Seller and agree that they make identical representations, warranties and agreements with respect to Accounts to be sold by Pinacor, Cass, AIS, Margre, Plus, ISI, WASH, N, CAL, Gaines, KNB, Pride, Access, and MicroRetailing thereunder. Original Seller, Pinacor, Cass, AIS, Margre, Plus, ISI, WASH, N, CAL, Gaines, KNB, Pride, Access, and MicroRetailing agree that they shall be jointly and severally responsible and liable for all obligations, representations and warranties of Original Seller, Pinacor, Cass, AIS, Margre, Plus, ISI, WASH, N, CAL, Gaines, KNB, Pride, Access, and MicroRetailing under the Purchase Agreement, as amended hereby.

                  In  furtherance  of the foregoing and not as a limitation,  to secure all of their respective current and future debts to Purchaser, whether under the Purchase Agreement or any current or future guaranty or other agreement, including, without limitation, all obligations of Seller arising in connection with the Purchase Agreement, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including Repurchase obligations pursuant to Section 2.1.D, indemnification obligations pursuant to Section 10.1 and payments on account of Collections received, Pinacor, Cass, AIS, Margre, Plus, ISI, WASH, N, CAL, Gaines, KNB, Pride, Access, and MicroRetailing hereby assign and grant to Purchaser a security interest in all of their respective right, title and interest now or hereafter existing in, to and under all inventory, equipment, fixtures, accounts (including without limitation all Sold Receivables), contract rights, chattel paper, instruments, documents of title, deposit accounts, reserves and general intangibles, now owned or hereafter acquired, and all attachments, accessions, parts, accessories, substitutions and replacements thereto, and all proceeds thereof, and to the extent related to the property described above, all books, correspondence, credit files, records, invoices and other papers and documents, including without limitation, to the extent so related, all tapes, cards, computer runs, computer programs and other papers and documents in their respective possession or control or any computer bureau from time to time acting for each of them, and to the extent so related, all rights in, to and under all policies of insurance, including claims of rights to payments thereunder and proceeds therefrom, including any credit insurance, and all proceeds thereof.

                  Pinacor, Cass, AIS, Margre, Plus, ISI, WASH, N, CAL, Gaines, KNB, Pride, Access, and MicroRetailing each hereby appoint MicroAge Computer Centers, Inc. as its duly authorized agent for purposes of executing each Assignment of Receivables, and each such Assignment of Receivables duly executed by MicroAge Computer Centers, Inc. and delivered to Purchaser shall for all purposes be deemed executed and delivered by each of them.

         4. Schedules A and B, and Exhibit I, to the Purchase Agreement, are hereby restated in their entirety and replaced by Schedules A and B, and Exhibit I, attached hereto and incorporated herein by this reference.

         5. Section 6.2(iii) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "(iii) For the period commencing May 1, 1998 and ending August 31, 1998, the Consolidated Group shall at all times maintain, on a consolidated basis, a ratio of (a) the sum of (I) total liabilities plus (II) that portion of the Outstanding Balance of all Sold Receivables which Seller has elected to receive if Seller has received any or all of the amount due prior to Collection of such Sold Receivables by Purchaser pursuant to the third sentence of Section 2.1.B, to (b) Tangible Net Worth, of less than seven and one-half (7.5) to one (1) (the 'Leverage Ratio'). Commencing September 1, 1998, the Leverage Ratio shall at all times be less than six and one-half (6.5) to one (1)."

         6. Except as expressly modified or amended herein, all other terms and provisions of the Purchase Agreement, including, without limitation, all letter agreements regarding fees and other amounts payable to Purchaser in connection with the Purchase Agreement, to the extent consistent with the foregoing, will remain unmodified and in full force and effect and the Purchase Agreement, as hereby amended, is ratified and confirmed by Purchaser, Seller, and Pinacor, Cass, AIS, Margre, Plus, ISI, WASH, N, CAL, Gaines, KNB, Pride, Access and MicroRetailing.

         IN WITNESS WHEREOF, Purchaser, Seller, Pinacor, Cass, AIS, Margre, Plus, ISI, WASH, N, CAL, Gaines, KNB, Pride, Access, and MicroRetailing have executed this Amendment as of the date and year first above written.


SELLER                                       MICROAGE COMPUTER CENTERS, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             MICROAGE SOLUTIONS, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             MCSA, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             MCSZ, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------

                                             MCSJ, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             MCSP, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             MCSQ, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             MCST, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             MCSR, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------

                                             MCSS, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             MICROAGE LOGISTICS SERVICES, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             COMPLETE DISTRIBUTION, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             MICROAGE INFOSYSTEMS SERVICES, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             ADVANCED SYSTEMS CONSULTANTS, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------

                                             PCCLEARANCE, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             IMAGE CHOICE, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             MCSY, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             PINACOR, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             CASS MARKETING SERVICES, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------

                                             ADVANCED INFORMATION
                                             SERVICES, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             MARGRE, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             PLUS FOURS, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             INTEGRATED SOLUTIONS
                                             INCORPORATED


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             WASH DATA, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------

                                             N CORPORATION


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             CAL DATA, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             GAINES COMPUTER, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             KNB, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             PRIDE TECHNOLOGIES, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------

                                             ACCESS MICROSYSTEMS, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             MICRORETAILING, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


PURCHASER                                    DEUTSCHE FINANCIAL SERVICES
                                             CORPORATION


                                             By: /s/ Stephen H. Patyk
                                                --------------------------------
                                             Title: Area General Manager
                                                   -----------------------------
                                       10